Exhibit 32.1


                            CERTIFICATION PURSUANT TO


                             18 U.S.C. SECTION 1350,


                             AS ADOPTED PURSUANT TO


                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Pursuant to 18 U.S.C. ss.1350 (as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002), I, the undersigned Principal Executive Officer and Principal Financial Officer of Vital Health Technologies, Inc. (the "Company"), hereby certify that to the best of my knowledge, (i) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 30, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  November 22, 2004

/s/ Halton Martin
---------------------------
Halton Martin,
Principal Executive Officer
Principal Financial Officer